UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 23, 2012

Western Digital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-08703	33-0956711
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3355 Michelson Drive, Suite 100, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 672-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On January 23, 2012, a sole arbitrator in a confidential arbitration action in Minnesota awarded pre-award interest to Seagate Technology, LLC in the amount of $105.4 million in connection with the previously announced arbitration award of $525 million rendered against Western Digital Corporation (the "Company’) on November 18, 2011. The Company has filed a petition in the District Court of Hennepin County, Minnesota to have the final arbitration award vacated.

The Company does not believe the arbitration award will affect the Company’s ability to conduct its operations, to complete the recovery of its Thailand operations or, subject to obtaining required regulatory approvals, to consummate the planned acquisition of Viviti Technologies Ltd. (formerly known as Hitachi Global Storage Technologies Holdings Pte. Ltd.) ("Hitachi GST").

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Safe Harbor for Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the Company’s ability to conduct its operations, complete the recovery of its Thailand operations and, subject to obtaining required regulatory approvals, consummate its planned acquisition of Hitachi GST. These forward-looking statements are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including: higher than anticipated recovery costs; unfavorable changes in the results of the Company’s operations which adversely impact its ability to comply with financial covenants in its existing and future debt agreements; delays in or failure to obtain any required regulatory approvals with respect to the planned acquisition of Hitachi GST; failure to consummate or delay in consummating the planned acquisition of Hitachi GST for other reasons; the possibility that the expected benefits of the planned acquisition of Hitachi GST may not materialize as expected; failure to successfully integrate the products, R&D capabilities, infrastructure and employees of the Company and Hitachi GST; and other risks and uncertainties detailed in the Company’s filings with the Securities and Exchange Commission (the "SEC"), including the Company’s recent Form 10-Q filed with the SEC on October 28, 2011 for the quarter ended September 30, 2011, to which your attention is directed. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Digital Corporation

January 23, 2012	By:	/s/ Michael C. Ray

Name: Michael C. Ray
Title: Senior Vice President, General Counsel and Secretary